Exhibit 99.1

Noninterest bearing deposit growth 13 percent in the fourth quarter

BBVA Compass reports earnings of $490 million for the full-year of 2015, up five percent

•	Total loans end the quarter at $61.4 billion, up 7 percent from prior year levels

•	Total deposits increase 8 percent to $66.0 billion, led by a 12 percent increase in noninterest bearing deposits

•	Credit quality metrics remain sound; net charge-off ratio 19 basis points, nonperforming loan ratio at 78 basis points and coverage ratio at 160 percent

•	Strong business activity drives 2 percent increase in total revenue; net interest income increases 1 percent while fee-based businesses expand 4 percent

•	Expense growth well-contained as disciplined expense management results in 2 percent decline in noninterest expenses

HOUSTON, February 3, 2016 - BBVA Compass Bancshares, Inc., a Sunbelt-based bank holding company (BBVA Compass), reported today net income attributable to shareholder of $490 million for the twelve months of 2015, a five percent increase compared to $467 million earned during the twelve months of 2014. Return on average assets and return on average tangible equity1 for the twelve months of 2015 were 0.56 percent and 6.86 percent, respectively.
Net income attributable to shareholder for the fourth quarter of 2015 was $87 million compared to the $102 million earned during the fourth quarter of 2014. Return on average assets and return on average tangible equity1 for the fourth quarter of 2015 were 0.38 percent and 4.68 percent, respectively.
“Despite the headwinds of a challenging environment, BBVA Compass delivered solid results in 2015 highlighted by outstanding balance sheet growth,” said Manolo Sánchez, chairman and CEO of BBVA Compass. “Loan production was robust as we funded nearly $17.3 billion of customer loans, which resulted in a 7 percent increase in our loan portfolio. While total deposits increased 8 percent, growth of noninterest bearing deposits was even more pronounced at 12 percent.”
“At the same time, our real-time platform and embracing of digital disruptors is allowing us to lead the charge in the new, digital banking environment our industry is quickly moving toward,” said Sánchez. “Today, more so than ever before, providing innovative products and services in real-time will be a critical factor for customers in choosing their bank.”
Total revenue increased 2 percent as both net interest income and noninterest income posted positive results. Strong loan and noninterest bearing deposit volume resulted in a 1 percent increase in net interest income while income from fee-based businesses grew 4 percent. Expense growth was well contained as improved efficiencies and disciplined expense management resulted in a 2 percent decrease in total noninterest expenses.
Credit quality measures continued to reflect a strong risk-profile. Net charge-offs as a percentage of average loans were 19 basis points for the full-year of 2015 compared to 22 basis points for the full-year of 2014. The ratio of nonperforming loans to total loans was 0.78 percent at year-end 2015 compared to 0.69 percent at the end of 2014. The coverage ratio that measures the amount of reserves to nonperforming loans remained strong at 160 percent.
“Clearly, our asset quality metrics continue to reflect our commitment to maintaining sound underwriting standards while at the same time expanding our lending relationships with clients,” Sánchez said. “As expected, the prolonged period of low energy prices has placed some stress on our energy portfolio, which represents approximately 6 percent of our outstanding loans.”
“Our exposure to oilfield services companies who have been most impacted by lower energy prices is very limited, and there were no nonaccrual loans in this portfolio at year-end. And while we have seen an increase in nonaccrual loans in the exploration and production segment, this kind of lending is supported by proven reserves of our clients which include both oil and natural gas. As a result, charge-offs in this portfolio have remained low and the vast majority of loans in this portfolio remain well collateralized.”

(Dollars in thousands)	December 31, 2015		December 31, 2014
	Outstanding	Nonaccrual	Outstanding	Nonaccrual
Exploration and production	$2,040,748	$91,947	$2,257,012	$86
Midstream	1,355,503	—	950,483	—
Drilling oil & support services	266,871	—	242,281	5,400
Refineries and terminals	137,904	520	124,228	700
Other	39,200	—	38,141	—
Total energy portfolio	$3,840,226	$92,467	$3,612,145	$6,186
Total shareholder’s equity ended the fourth quarter of 2015 at $12.6 billion, a 5 percent increase from $12.0 billion at the end of the fourth quarter of 2014. Each of the company’s regulatory capital ratios remain significantly above “well-capitalized” guidelines.
During the fourth quarter, BBVA Compass earned two awards on Money magazine’s “Best Banks in America 2015-16” list. BBVA Compass was named the best regional bank in the South and West based on its ClearChoice deposit products. BBVA Compass was also awarded best mobile banking app, which won for its broad array of capabilities and user-friendly interface.
BBVA Compass also became the first major U.S. bank to offer its credit card clients real-time redemption of rewards earned on qualified purchases made at any retailer. The patent-pending innovation was introduced with the latest release of BBVA Wallet, the bank’s mobile wallet that gives clients an up-to-minute view of purchases, reward balances and more.
1 Average tangible equity is a non-GAAP financial measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.

Contact details:
Christina Anderson	Ed Bilek
Corporate Communications	Investor Relations
Tel. 205.524.5214	Tel. 205.297.3331
christina.anderson@bbva.com	ed.bilek@bbva.com

About BBVA Compass
BBVA Compass Bancshares, Inc. is a Sunbelt-based bank holding company whose principal subsidiary, BBVA Compass, operates 672 branches, including 341 in Texas, 89 in Alabama, 77 in Arizona, 62 in California, 45 in Florida, 38 in Colorado and 20 in New Mexico. BBVA Compass ranks among the top 25 largest U.S. commercial banks based on deposit market share and ranks among the largest banks in Alabama (2nd), Texas (4th) and Arizona (4th). BBVA Compass was recently named the best regional bank in the South and West, as well as earning best mobile app, in Money magazine’s annual list of the Best Bank’s in America. Additional information about BBVA Compass can be found under the Investor Relations tab at bbvacompass.com, by following @BBVACompassNews on Twitter or visiting newsroom.bbvacompass.com.

About BBVA Group

Europe
Belgium / France / Germany / Holland / Italy / Luxembourg / Malta / Portugal / Romania / Russia / Spain / Switzerland / Turkey / U.K.
North America
Mexico / USA
Asia - Pacific
Australia / China / Hong Kong / India / Indonesia / Japan / Singapore / South Korea / Taiwan / UAE
South America
Argentina / Bolivia / Brazil / Chile / Colombia / Paraguay / Peru / Uruguay / Venezuela

€ 750 billion in total assets	**66** million customers	**35** countries	**9,145** branches	**30,616** ATMs	**137,968** employees

Data at the end of December 2015. It includes Garanti starting July. Customers data at the end of November 2015.

BBVA Compass Bancshares, Inc. is a wholly owned subsidiary of BBVA (NYSE: BBVA) (MAD: BBVA). BBVA is a customer-centric global financial services group founded in 1857. The Group has a solid position in Spain, is the largest financial institution in Mexico and has leading franchises in South America and the Sunbelt region of the United States. Its diversified business is geared toward high-growth markets and relies on technology as a key sustainable competitive advantage. Corporate responsibility is at the core of its business model. BBVA fosters financial education and inclusion, and supports scientific research and culture. It operates with the highest integrity, a long-term vision and applies the best practices. The Group is present in the main sustainability indexes. More information about the BBVA Group can be found at bbva.com.
On April 15, 2015, BBVA filed its annual report on Form 20-F for the year ended December 31, 2014, with the Securities and Exchange Commission. A copy can be accessed on the BBVA website at http://shareholdersandinvestors.bbva.com/TLBB/tlbb/bbvair/ing/share/adrs/index.jsp. Holders of BBVA’s American Depositary Receipts (ADRs) may request a hard copy of the Form 20-F for the year ended December 31, 2014, including its complete audited financial statements, free of charge. To request a copy, contact Ed Bilek at ed.bilek@bbva.com.

Forward-Looking Statements
Certain statements in this press release may contain forward-looking statements about BBVA Compass Bancshares, Inc. (the “Company”) and its industry that involve substantial risks and uncertainties. The use of “we,” “our” and similar terms refer to the Company. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should,” and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company’s views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company’s control, that could cause actual results to differ materially from anticipated results. If the Company’s assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company’s actual results could vary materially from those expressed or implied in these forward-looking statements. The forward-looking statements are and will be based on the Company’s then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by securities law or regulation. For further information regarding risks and uncertainties associated with the Company’s business, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 11, 2015, as updated by our subsequent SEC filings.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended December 31,		%	Years ended December 31,		%
	2015	2014	Change	2015	2014	Change
EARNINGS SUMMARY
Net interest income	$504,085	$509,453	(1)	$2,012,963	$1,985,494	1
Noninterest income [a]	222,467	230,784	(4)	902,833	864,695	4
Total revenue [a]	726,552	740,237	(2)	2,915,796	2,850,189	2
Investment securities gain (loss), net	14,689	5,434	170	81,656	53,042	54
Loss on prepayment of FHLB advances	(1,898)	—	NM	(8,016)	(315)	NM
Provision for loan losses	76,307	19,914	283	193,638	106,301	82
Noninterest expense	557,885	583,481	(4)	2,136,490	2,180,752	(2)
Pretax income	105,151	142,276	(26)	659,308	615,863	7
Income tax expense	17,505	39,864	(56)	167,513	147,331	14
Net income	87,646	102,412	(14)	491,795	468,532	5
Net income attributable to noncontrolling interests	490	204	140	2,228	1,976	13
Net income attributable to shareholder	$87,156	$102,208	(15)	$489,567	$466,556	5

SELECTED RATIOS
Return on average assets	0.38%	0.49%		0.56%	0.60%
Return on average tangible equity [b]	4.68	5.97		6.86	7.03
Average common equity to average assets	13.84	14.52		13.93	15.28
Average loans to average total deposits	94.05	92.31		94.70	93.18
Common equity tier 1 capital (CET1) [c]	10.70	NA		10.70	NA
Tier I capital ratio [c]	11.08	10.94		11.08	10.94
Total capital ratio [c]	13.68	12.81		13.68	12.81
Leverage ratio [c]	8.95	9.09		8.95	9.09
[a] Excludes net gain on sales of investment securities and gain (loss) on prepayment of FHLB advances.
[b] Non-GAAP measure that we believe aids in understanding certain areas of our performance. The calculation of this measure is included on the page titled Non-GAAP Reconciliation.
[c] Current period regulatory capital ratios are estimated. Figures for 2015 calculated using the applicable Transitional Basel III regulatory capital methodology. Figures for 2014 calculated using the applicable Basel I regulatory capital methodology in place at that time.

NM = Not meaningful
NA = Not applicable

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Average for Three Months			Average for Year Ended			Ending Balance
	Ended December 31,		%	Ended December 31,		%	December 31,		%
	2015	2014	Change	2015	2014	Change	2015	2014	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$61,480,854	$56,419,150	9	$60,176,687	$54,423,885	11	$61,394,666	$57,526,600	7
Total investment securities	12,186,839	11,023,444	11	11,750,984	10,541,348	11	12,373,196	11,585,629	7
Earning assets	77,968,352	69,447,957	12	76,288,144	65,574,287	16	78,071,231	72,344,332	8
Total assets	90,341,119	82,702,903	9	88,282,486	77,520,755	14	89,965,080	83,152,427	8
Noninterest bearing demand deposits	19,805,668	17,473,984	13	19,015,802	16,633,240	14	19,290,266	17,169,412	12
Interest bearing transaction accounts	31,976,145	30,695,786	4	31,374,727	28,896,496	9	32,620,096	31,176,846	5
Total transaction accounts	51,781,813	48,169,770	7	50,390,529	45,529,736	11	51,910,362	48,346,258	7
Total deposits	65,368,720	61,116,755	7	63,541,384	58,407,635	9	65,980,530	61,189,716	8
Shareholder's equity	12,576,042	12,005,933	5	12,311,963	11,841,999	4	12,577,284	12,003,574	5

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	2015				2014
	December 31	September 30	June 30	March 31	December 31
NONPERFORMING ASSETS
Nonaccrual loans [a]	$407,045	$380,930	$395,350	$357,539	$322,654
Loans 90 days or more past due [b]	68,629	73,588	69,710	70,750	71,454
TDRs 90 days or more past due	874	678	1,224	820	1,722
Total nonperforming loans [a]	476,548	455,196	466,284	429,109	395,830
Other real estate owned, net (OREO)	20,862	23,762	20,188	17,764	20,600
Other repossessed assets	8,774	3,331	4,255	3,823	$3,920
Total nonperforming assets	$506,184	$482,289	$490,727	$450,696	$420,350

TDRs accruing and past due less than 90 days	$150,038	$154,397	$155,592	$157,252	$161,261

Covered loans [c]	440,961	458,066	473,842	488,560	495,190
Covered nonperforming loans [c]	38,106	43,192	44,664	45,581	48,071
Covered nonperforming assets [c]	40,216	45,569	47,085	47,598	51,989

Total nonperforming loans as a % of loans	0.78%	0.75%	0.77%	0.73%	0.69%
Total nonperforming loans as a % of loans, excluding covered loans	0.72	0.68	0.71	0.66	0.61
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets	0.82	0.79	0.81	0.77	0.73
Total nonperforming assets as a % of total loans, other real estate, and other repossessed assets, excluding covered assets	0.76	0.72	0.74	0.69	0.65
[a] Includes loans held for sale.
[b] Excludes loans classified as troubled debt restructurings (TDRs).
[c] Covered assets includes loans and OREO acquired from the FDIC subject to loss sharing agreements.

	Three Months Ended
	2015				2014
	December 31	September 30	June 30	March 31	December 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$722,122	$721,471	$701,864	$685,041	$695,878
Net charge-offs (NCO)	35,756	28,500	26,542	25,208	30,751
Provision for loan losses	76,307	29,151	46,149	42,031	19,914
Balance at end of period	$762,673	$722,122	$721,471	$701,864	$685,041

Allowance for loan losses as a % of total loans	1.24%	1.20%	1.20%	1.20%	1.19%
Allowance for loan losses as a % of nonperforming loans [a]	160.04	158.64	154.73	163.56	173.06
Allowance for loan losses as a % of nonperforming assets [a]	150.67	149.73	147.02	155.73	162.97

Annualized as a % of average loans:
NCO - QTD	0.23	0.19	0.18	0.17	0.22
NCO - YTD	0.19	0.18	0.18	0.17	0.22
[a] Includes loans held for sale that are on nonaccrual status.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended December 31,
	2015			2014
	Average Balance	Income/Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$61,480,854	$561,790	3.63%	$56,419,150	$561,422	3.95%
Investment securities available for sale [a]	10,848,801	49,186	1.80	9,583,937	47,503	1.97
Investment securities held to maturity	1,337,393	10,003	2.97	1,394,926	9,835	2.80
Other earning assets	4,300,659	14,649	1.35	2,005,363	6,262	1.24
Total earning assets [a]	77,967,707	635,628	3.23	69,403,376	625,022	3.57
Allowance for loan losses	(734,031)			(692,839)
Unrealized gain (loss) on securities available for sale	645			44,581
Other assets	13,106,798			13,947,785
Total assets	$90,341,119			$82,702,903

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,033,106	$3,143	0.18	$7,311,384	$2,920	0.16
Savings and money market accounts	24,943,039	23,871	0.38	23,384,402	27,750	0.47
Certificates and other time deposits	13,455,462	44,263	1.31	12,783,269	40,280	1.25
Foreign office deposits	131,445	65	0.20	163,716	84	0.20
Total interest bearing deposits	45,563,052	71,342	0.62	43,642,771	71,034	0.65
FHLB and other borrowings	5,580,514	22,920	1.63	4,799,343	20,010	1.65
Federal funds purchased and securities sold under agreement to repurchase	732,968	2,856	1.55	1,084,679	918	0.34
Other short-term borrowings	4,104,587	15,774	1.52	1,448,610	4,802	1.32
Total interest bearing liabilities	55,981,121	112,892	0.80	50,975,403	96,764	0.75
Noninterest bearing deposits	19,805,668			17,473,984
Other noninterest bearing liabilities	1,978,288			2,247,583
Total liabilities	77,765,077			70,696,970
Shareholder's equity	12,576,042			12,005,933
Total liabilities and shareholder's equity	$90,341,119			$82,702,903

Net interest income/ net interest spread		522,736	2.43%		528,258	2.82%
Net yield on earning assets			2.66%			3.02%

Total taxable equivalent adjustment		18,651			18,805

Net interest income		$504,085			$509,453
[a] Excludes adjustment for market valuation.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Years Ended December 31,
	2015			2014
	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
YIELD/RATE ANALYSIS
(Taxable Equivalent Basis)
Assets
Earning assets:
Loans	$60,176,687	$2,221,093	3.69%	$54,423,885	$2,139,429	3.93%
Investment securities available for sale [a]	10,358,764	195,769	1.89	9,052,396	198,732	2.20
Investment securities held to maturity	1,359,013	39,785	2.93	1,447,636	40,145	2.77
Other earning assets	4,360,473	56,544	0.01	609,054	8,434	0.01
Total earning assets [a]	76,254,937	2,513,191	3.30	65,532,971	2,386,740	3.64
Allowance for loan losses	(714,157)			(703,902)
Unrealized gain (loss) on securities available for sale	33,207			41,316
Other assets	12,708,499			12,650,370
Total assets	$88,282,486			$77,520,755

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing demand deposits	$7,218,956	12,011	0.17	$7,280,418	11,986	0.16
Savings and money market accounts	24,155,771	94,336	0.39	21,616,078	87,672	0.41
Certificates and other time deposits	12,989,789	167,809	1.29	12,745,974	151,997	1.19
Foreign office deposits	161,066	322	0.20	131,925	259	0.20
Total interest bearing deposits	44,525,582	274,478	0.62	41,774,395	251,914	0.60
FHLB and other borrowings	5,701,974	89,988	1.58	4,254,352	68,957	1.62
Federal funds purchased and securities sold under agreement to repurchase	807,677	8,390	1.04	935,439	2,302	0.25
Other short-term borrowings	4,006,716	52,442	1.31	385,461	5,318	1.38
Total interest bearing liabilities	55,041,949	425,298	0.77	47,349,647	328,491	0.69
Noninterest bearing deposits	19,015,802			16,633,240
Other noninterest bearing liabilities	1,912,772			1,695,869
Total liabilities	75,970,523			65,678,756
Shareholder's equity	12,311,963			11,841,999
Total liabilities and shareholder's equity	$88,282,486			$77,520,755

Net interest income/ net interest spread		2,087,893	2.53%		2,058,249	2.95%
Net yield on earning assets			2.74%			3.14%

Total taxable equivalent adjustment		74,930			72,755

Net interest income		$2,012,963			$1,985,494
[a] Excludes adjustment for market valuation.

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Year Ended			Three Months Ended
	December 31,		%	2015				2014
	2015	2014	Change	December 31	September 30	June 30	March 31	December 31
NONINTEREST INCOME
Service charges on deposit accounts	$216,248	$222,685	(3)	$54,357	$54,917	$53,690	$53,284	$56,799
Card and merchant processing fees	112,818	107,891	5	28,900	29,024	28,711	26,183	26,432
Retail investment sales	101,614	108,477	(6)	24,040	26,055	26,373	25,146	25,424
Investment banking and advisory fees	105,235	87,454	20	20,260	17,842	36,799	30,334	24,228
Asset management fees	33,194	42,772	(22)	8,745	7,918	8,435	8,096	10,813
Corporate and correspondent investment sales	30,000	29,635	1	9,710	6,047	7,984	6,259	7,619
Mortgage banking income	27,258	24,551	11	5,989	554	12,556	8,159	5,627
Bank owned life insurance	18,662	18,616	—	5,135	4,345	4,394	4,788	5,809
Other	257,804	222,614	16	65,331	79,938	55,797	56,738	68,033
	902,833	864,695	4	222,467	226,640	234,739	218,987	230,784
Investment securities gains, net	81,656	53,042	54	14,689	6,736	27,399	32,832	5,434
Loss on prepayment of FHLB and other borrowings	(8,016)	(315)	NM	(1,898)	—	(3,569)	(2,549)	—
Total noninterest income	$976,473	$917,422	6	$235,258	$233,376	$258,569	$249,270	$236,218

NONINTEREST EXPENSE
Salaries, benefits and commissions	$1,071,196	$1,072,269	—	$274,863	$268,362	$268,709	$259,262	$281,065
FDIC indemnification expense	55,129	115,049	(52)	5,460	8,461	12,419	28,789	34,313
Professional services	216,325	207,679	4	63,863	54,784	51,119	46,559	59,027
Equipment	230,960	223,963	3	57,493	58,151	57,175	58,141	58,401
Net occupancy	160,309	158,379	1	41,122	39,525	40,382	39,280	39,865
Marketing	41,770	35,991	16	9,440	10,624	11,618	10,088	5,894
Communications	21,980	24,608	(11)	5,286	5,682	5,245	5,767	6,003
Amortization of intangibles	39,208	50,856	(23)	9,125	9,507	9,889	10,687	24,556
Other	299,613	291,958	3	91,233	81,154	63,080	64,146	74,357
Total noninterest expense	$2,136,490	$2,180,752	(2)	$557,885	$536,250	$519,636	$522,719	$583,481
NM = Not meaningful

BBVA COMPASS BANCSHARES, INC. (Unaudited) (Dollars in thousands)

	Three Months Ended December 31,		Years Ended December 31,
	2015	2014	2015	2014
NON-GAAP RECONCILIATION

Computation of Average Tangible Equity:
Total stockholder's equity (average)	$12,576,042	12,005,933	$12,311,963	11,841,999
Less: Goodwill and other intangibles (average)	5,139,183	5,198,332	5,146,362	5,175,940
Average tangible equity [B]	$7,436,859	6,807,601	$7,165,601	6,666,059
Net income [A]	$87,646	102,208	$491,795	466,556
Return on average tangible equity ([A]/[B], annualized)	4.68%	5.97%	6.86%	7.03%

BBVA COMPASS BANCSHARES, INC SUPPLEMENTAL LOAN PORTFOLIO INFORMATION (Unaudited) (Dollars in thousands)

	At or Quarter Ended December 31, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$8,197	$4,215	$3,567	$161,591	$9,402	$25,835,402	$26,022,374	$3,345
Real estate – construction	2,864	91	421	5,908	2,247	2,342,722	2,354,253	(423)
Commercial real estate – mortgage	3,843	1,461	2,237	69,953	33,904	10,341,882	10,453,280	1,260
Residential real estate – mortgage	47,323	19,540	1,961	113,234	67,343	13,743,884	13,993,285	1,269
Equity lines of credit	8,263	4,371	2,883	35,023	—	2,369,275	2,419,815	1,382
Equity loans	6,356	2,194	704	15,614	37,108	518,828	580,804	238
Credit card	5,563	4,622	9,718	—	—	607,456	627,359	7,299
Consumer – direct	7,648	3,801	3,537	561	908	920,416	936,871	6,126
Consumer – indirect	73,438	17,167	5,629	5,027	—	3,393,821	3,495,082	14,548
Covered loans	4,862	3,454	37,972	134	—	394,539	440,961	712
Total loans	$168,357	$60,916	$68,629	$407,045	$150,912	$60,468,225	$61,324,084	$35,756
Loans held for sale	$227	$—	$—	$—	$—	$70,355	$70,582	$—

	At or Quarter Ended September 30, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$15,300	$3,930	$5,202	$130,370	$9,635	$25,471,882	$25,636,319	$3,990
Real estate – construction	1,565	117	426	5,712	2,247	2,305,284	2,315,351	(426)
Commercial real estate – mortgage	4,887	732	5,607	85,975	33,837	10,493,594	10,624,632	437
Residential real estate – mortgage	47,936	15,450	1,230	103,492	71,102	13,658,513	13,897,723	(299)
Equity lines of credit	8,988	4,675	2,411	33,436	—	2,326,898	2,376,408	2,087
Equity loans	6,485	1,807	985	15,104	37,785	549,982	612,148	384
Credit card	5,949	3,621	8,322	—	—	592,090	609,982	6,675
Consumer – direct	16,433	1,988	2,153	635	469	833,311	854,989	6,194
Consumer – indirect	60,018	12,901	4,213	6,053	—	2,818,418	2,901,603	8,970
Covered loans	4,303	3,347	43,039	153	—	407,224	458,066	488
Total loans	$171,864	$48,568	$73,588	$380,930	$155,075	$59,457,196	$60,287,221	$28,500
Loans held for sale	$416	$380	$—	$—	$—	$633,362	$634,158	$—

	At or Quarter Ended June 30, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$18,524	$7,037	$3,149	$147,051	$9,693	$24,767,734	$24,953,188	$1,869
Real estate – construction	148	512	1,157	7,777	2,212	2,425,025	2,436,831	(2,106)
Commercial real estate – mortgage	7,916	1,348	2,853	78,569	34,389	10,200,605	10,325,680	671
Residential real estate – mortgage	45,487	14,926	1,703	106,179	71,357	13,963,891	14,203,543	1,487
Equity lines of credit	7,833	4,370	2,515	33,757	—	2,304,225	2,352,700	3,608
Equity loans	5,202	1,553	1,147	16,175	38,998	576,051	639,126	(585)
Credit card	4,840	3,361	7,672	—	—	576,496	592,369	7,542
Consumer – direct	7,247	2,190	2,176	853	167	767,735	780,368	6,311
Consumer – indirect	47,676	8,895	2,810	4,853	—	3,185,345	3,249,579	7,593
Covered loans	5,930	3,640	44,528	136	—	419,608	473,842	152
Total loans	$150,803	$47,832	$69,710	$395,350	$156,816	$59,186,715	$60,007,226	$26,542
Loans held for sale	$—	$—	$—	$—	$—	$195,616	$195,616	$—

	At or Quarter Ended March 31, 2015
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$7,940	$3,981	$2,901	$95,318	$9,632	$24,329,192	$24,448,964	$4,437
Real estate – construction	5,275	450	392	7,781	2,237	2,309,360	2,325,495	(1,426)
Commercial real estate – mortgage	6,346	3,629	2,542	87,931	35,292	9,784,843	9,920,583	203
Residential real estate – mortgage	45,893	17,007	3,195	107,051	70,299	13,757,423	14,000,868	927
Equity lines of credit	10,615	4,602	1,995	34,597	—	2,274,075	2,325,884	1,943
Equity loans	5,387	1,728	703	18,313	40,432	568,732	635,295	371
Credit card	5,004	3,441	8,618	—	—	582,967	600,030	7,834
Consumer – direct	7,545	2,406	2,426	2,010	180	692,684	707,251	3,478
Consumer – indirect	34,444	6,726	2,576	4,102	—	3,057,685	3,105,533	6,568
Covered loans	6,582	3,872	45,402	179	—	432,525	488,560	873
Total loans	$135,031	$47,842	$70,750	$357,282	$158,072	$57,789,486	$58,558,463	$25,208
Loans held for sale	$—	$—	$—	$257	$—	$198,231	$198,488	$—

	At or Quarter Ended December 31, 2014
	30-59 Days Past Due	60-89 Days Past Due	90 Days or More Past Due	Nonaccrual	Accruing TDRs	Not Past Due or Impaired	Total	Net Charge Offs (Recoveries)

Commercial, financial and agricultural	$10,829	$5,765	$1,610	$61,157	$10,127	$23,739,049	$23,828,537	$712
Real estate – construction	1,954	994	477	7,964	2,112	2,141,151	2,154,652	(1,539)
Commercial real estate – mortgage	9,813	4,808	628	89,736	39,841	9,732,380	9,877,206	3,180
Residential real estate – mortgage	45,279	16,510	2,598	108,357	69,408	13,680,504	13,922,656	3,848
Equity lines of credit	9,929	4,395	2,679	32,874	—	2,254,907	2,304,784	2,128
Equity loans	6,357	3,268	997	19,029	41,197	564,120	634,968	755
Credit card	5,692	3,921	9,441	—	—	611,402	630,456	8,209
Consumer – direct	9,542	1,826	2,296	799	298	638,166	652,927	4,756
Consumer – indirect	35,366	7,935	2,771	2,624	—	2,821,712	2,870,408	8,367
Covered loans	6,678	4,618	47,957	114	—	435,823	495,190	335
Total loans	$141,439	$54,040	$71,454	$322,654	$162,983	$56,619,214	$57,371,784	$30,751
Loans held for sale	$240	$—	$—	$—	$—	$154,576	$154,816	$—

BBVA COMPASS BANCSHARES, INC. BALANCE SHEET (Unaudited) (In Thousands)

	2015				2014
	December 31,	September 30,	June 30,	March 31,	December 31,
Assets:
Cash and due from banks	$4,121,944	$3,898,257	$3,353,177	$3,664,182	$2,764,345
Federal funds sold, securities purchased under agreements to resell and interest bearing deposits	330,948	479,207	512,244	300,175	624,060
Cash and cash equivalents	4,452,892	4,377,464	3,865,421	3,964,357	3,388,405
Trading account assets	4,138,132	4,193,506	4,879,125	3,680,427	2,834,397
Investment securities available for sale	11,050,520	10,803,660	10,392,484	10,101,828	10,237,275
Investment securities held to maturity	1,322,676	1,357,801	1,375,075	1,373,542	1,348,354
Loans held for sale	70,582	634,158	195,616	198,488	154,816
Loans	61,324,084	60,287,221	60,007,226	58,558,463	57,371,784
Allowance for loan losses	(762,673)	(722,122)	(721,471)	(701,864)	(685,041)
Net loans	60,561,411	59,565,099	59,285,755	57,856,599	56,686,743
Premises and equipment, net	1,320,163	1,309,009	1,315,020	1,332,539	1,351,479
Bank owned life insurance	700,285	697,023	698,773	694,370	694,335
Goodwill	5,043,197	5,060,197	5,060,161	5,046,847	5,046,847
Other intangible assets	31,576	40,701	50,208	60,097	70,784
Other real estate owned	20,862	23,762	20,188	17,764	20,600
Other assets	1,252,784	1,297,620	1,332,923	1,148,883	1,318,392
Total assets	$89,965,080	$89,360,000	$88,470,749	$85,475,741	$83,152,427
Liabilities:
Deposits:
Noninterest bearing	$19,290,266	$19,060,016	$19,048,273	$18,599,702	$17,169,412
Interest bearing	46,690,264	45,432,380	43,451,096	44,300,979	44,020,304
Total deposits	65,980,530	64,492,396	62,499,369	62,900,681	61,189,716
FHLB and other borrowings	5,438,620	6,216,425	6,778,066	4,919,141	4,809,843
Federal funds purchased and securities sold under agreements to repurchase	750,154	639,259	623,400	909,683	1,129,503
Other short-term borrowings	4,032,644	4,167,897	4,982,154	3,377,694	2,545,724
Accrued expenses and other liabilities	1,185,848	1,463,688	1,360,698	1,206,612	1,474,067
Total liabilities	77,387,796	76,979,665	76,243,687	73,313,811	71,148,853
Shareholder’s Equity:
Preferred Stock	229,475	—	—	—	—
Common stock — $0.01 par value	2,230	2,230	2,230	2,230	2,230
Surplus	15,188,474	15,246,072	15,245,414	15,278,877	15,285,991
Retained deficit	(2,772,614)	(2,859,770)	(2,985,011)	(3,121,071)	(3,262,181)
Accumulated other comprehensive loss	(99,307)	(37,789)	(64,672)	(27,654)	(51,357)
Total BBVA Compass Bancshares, Inc. shareholder’s equity	12,548,258	12,350,743	12,197,961	12,132,382	11,974,683
Noncontrolling interests	29,026	29,592	29,101	29,548	28,891
Total shareholder’s equity	12,577,284	12,380,335	12,227,062	12,161,930	12,003,574
Total liabilities and shareholder’s equity	$89,965,080	$89,360,000	$88,470,749	$85,475,741	$83,152,427

BBVA COMPASS BANCSHARES INCOME STATEMENTS (Unaudited) (In Thousands)

	Three Months Ended
	2015				2014
	December 31	September 30	June 30	March 31	December 31
Interest income:
Interest and fees on loans	$546,392	$540,517	$531,394	$543,842	$547,309
Interest on investment securities available for sale	49,066	46,646	48,204	48,208	45,786
Interest on investment securities held to maturity	6,870	6,953	6,924	6,702	6,860
Interest on federal funds sold, securities purchased under agreements to resell and interest bearing deposits	1,591	1,659	1,362	996	566
Interest on trading account assets	13,058	14,431	13,832	9,614	5,696
Total interest income	616,977	610,206	601,716	609,362	606,217
Interest expense:
Interest on deposits	71,342	68,282	65,201	69,653	71,034
Interest on FHLB and other borrowings	22,920	20,422	27,540	19,106	20,010
Interest on federal funds purchased and securities sold under agreements to repurchase	2,856	2,506	1,702	1,326	918
Interest on other short-term borrowings	15,774	11,129	15,291	10,248	4,802
Total interest expense	112,892	102,339	109,734	100,333	96,764
Net interest income	504,085	507,867	491,982	509,029	509,453
Provision for loan losses	76,307	29,151	46,149	42,031	19,914
Net interest income after provision for loan losses	427,778	478,716	445,833	466,998	489,539
Noninterest income:
Service charges on deposit accounts	54,357	54,917	53,690	53,284	56,799
Card and merchant processing fees	28,900	29,024	28,711	26,183	26,432
Retail investment sales	24,040	26,055	26,373	25,146	25,424
Investment banking and advisory fees	20,260	17,842	36,799	30,334	24,228
Asset management fees	8,745	7,918	8,435	8,096	10,813
Corporate and correspondent investment sales	9,710	6,047	7,984	6,259	7,619
Mortgage banking income	5,989	554	12,556	8,159	5,627
Bank owned life insurance	5,135	4,345	4,394	4,788	5,809
Investment securities gains, net	14,689	6,736	27,399	32,832	5,434
Loss on prepayment of FHLB and other borrowings	(1,898)	—	(3,569)	(2,549)	—
Other	65,331	79,938	55,797	56,738	68,033
Total noninterest income	235,258	233,376	258,569	249,270	236,218
Noninterest expense:
Salaries, benefits and commissions	274,863	268,362	268,709	259,262	281,065
FDIC indemnification expense	5,460	8,461	12,419	28,789	34,313
Professional services	63,863	54,784	51,119	46,559	59,027
Equipment	57,493	58,151	57,175	58,141	58,401
Net occupancy	41,122	39,525	40,382	39,280	39,865
Marketing	9,440	10,624	11,618	10,088	5,894
Communications	5,286	5,682	5,245	5,767	6,003
Amortization of intangibles	9,125	9,507	9,889	10,687	24,556
Other	91,233	81,154	63,080	64,146	74,357
Total noninterest expense	557,885	536,250	519,636	522,719	583,481
Net income before income tax expense	105,151	175,842	184,766	193,549	142,276
Income tax expense	17,505	50,110	48,116	51,782	39,864
Net income	87,646	125,732	136,650	141,767	102,412
Less: net income attributable to noncontrolling interests	490	491	590	657	204
Net income attributable to shareholder	$87,156	$125,241	$136,060	$141,110	$102,208